Pilgrim (SM)
-------
FUNDS FOR SERIOUS INVESTORS


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                                                                      PROSPECTUS

                                                                   March 1, 1999

                                                As supplemented November 1, 1999

                               This supplement supersedes all prior supplements.

                                        PILGRIM BALANCE SHEET OPPORTUNITIES FUND

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This prospectus contains important information about investing in the Pilgrim
Balance Sheet Opportunities Fund. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency, is affected by market fluctuations -- there is no guarantee that the fund will achieve its objective. As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

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      On October 29, 1999, ReliaStar Financial Corporation, the parent of the investment adviser to your fund(s), aquired Pilgrim Investments, Inc., an adviser to a group of mutual funds known as the Pilgrim Group of Funds and to other institutional investors. The names of the Northstar Funds have been changed to identify the funds as Pilgrim Funds, and the name of the investment adviser to your fund(s), formerly Northstar Investment Management Corporation, is now Pilgrim Advisors, Inc. Shareholders now have the ability to exchange into thirty-two mutual funds. For more complete information on other Pilgrim Funds, ask your financial consultant for a prospectus and read that prospectus carefully before investing.

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

                                                                          WHAT'S
                                                                          INSIDE

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                                ------------------------------------------------
[GRAPHIC OMITTED] OBJECTIVE     These pages contain a description of the fund,
                                including its objective, investment strategy, risks and portfolio managers.
[GRAPHIC OMITTED] INVESTMENT
                  STRATEGY

                                You'll also find:

                  WHAT
[GRAPHIC OMITTED] YOU PAY
                  TO INVEST     What you pay to invest. A list of the fees and
                                expenses you pay -- both directly and indirectly
                                -- when you invest in the fund.

[GRAPHIC OMITTED] RISKS

                                How the fund has performed. A chart that shows
                  HOW THE       the fund's financial performance for the past
[GRAPHIC OMITTED] FUND HAS      ten years.
                  PERFORMED
                                ------------------------------------------------

Pilgrim Balance Sheet Opportunities Fund                                      2

Meet the portfolio managers                                                   4

Your guide to buying, selling and
exchanging shares of Pilgrim funds                                            5

Mutual fund earnings and your taxes                                          13

Financial highlights                                                         15

Where to go for more information                                             16

PILGRIM                                                       Portfolio managers
BALANCE SHEET                                                 Robert Kinsey
OPPORTUNITIES                                                 Kevin Mathews
FUND                                                          G. David Underwood

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OBJECTIVE      [GRAPHIC OMITTED]

This fund seeks income, with a secondary objective of capital appreciation, primarily by investing in domestic debt and equity securities.

INVESTMENT STRATEGY     [GRAPHIC OMITTED]

The portfolio manager reviews various factors relating to an issuer, especially its financial statements, to determine which type of security -- debt or equity -- offers the best potential for high current income combined with the potential for capital growth.

Under normal market conditions, the fund invests at least 51% of its total assets in income-producing securities. It may hold up to 50% of its assets in debt securities rated as low as B by Moody's or S&P (junk bonds). Equity securities include common stocks, preferred stocks, convertible securities and warrants and other stock purchase rights. Income-producing securities have varying maturities and pay fixed, floating or adjustable interest rates. The fund may also hold pay-in-kind securities and discount obligations, including zero coupon securities. The fund may invest up to 20% of its net assets in foreign issuers, but only 10% of its net assets can be in securities that are not listed on a U.S. securities exchange.

In periods of unusual market conditions, the fund may temporarily invest part or all of its assets in cash or high quality money market securities. In these circumstances, the fund may not achieve its objective.

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WHAT YOU PAY TO INVEST    [GRAPHIC OMITTED]

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund.

Fees you pay directly

                                         Class A    Class B   Class C  Class T
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Maximum sales charge on your
(as a % of offering price)            %   5.75        none     none     none
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Maximum deferred sales charge
(as a % of purchase or sale price,
whichever is less)                    %   none(1)(2)  5.00(2)  1.00(2)  4.00(2)
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Operating expenses paid each year by the fund
(as a % of average net assets)

                                         Class A   Class B    Class C   Class T
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Management fee                         %   0.65      0.65      0.65      0.65
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Distribution and service (12b-1) fees  %   0.30      1.00      1.00      0.75
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Other expenses                         %   0.52      0.52      0.50      0.49
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Total fund operating expenses          %   1.47      2.17      2.15      1.89
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(1)   Except for purchases of $1 million or more, when you sell any of the shares within two years of when you bought them. Please see page 7 for details.

(2) This charge decreases over time. Please see page 7 for details. If you purchased Class A or Class B shares prior to November 1, 1999, those shares are subject to a different deferred sales charge. For additional information, please refer to the SAI.

Example

Here's an example of what you would pay in expenses if you invested $10,000, reinvested all your dividends, the fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an example -- actual expenses and performance may vary.

                                       Year 1     Year 3     Year 5     Year 10
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Class A
if you sell your shares                $ 716      1,013      1,332      2,231
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Class B
if you sell your shares                $ 720        979      1,364      2,326(3)
if you don't sell your shares          $ 220        679      1,164      2,326(3)
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Class C
if you sell your shares                $ 318        673      1,154      2,483
if you don't sell your shares          $ 218        673      1,154      2,483
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Class T
if you sell your shares                $ 592        794      1,021      2,102(4)
if you don't sell your shares          $ 192        594      1,021      2,102(4)
--------------------------------------------------------------------------------

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(3)   Class B shares convert to Class A shares after year 8. This figure uses
      Class A expenses for years 9 and 10.

(4) Class T shares convert to Class A shares after year 8. This figure uses Class A expenses for years 9 and 10.

                                                                         PILGRIM
                                                                   BALANCE SHEET
                                                                   OPPORTUNITIES
                                                                            FUND

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RISKS       [GRAPHIC OMITTED]

All mutual funds involve risk - some more than others - and there's always the chance that you could lose money or not earn as much as you hope.

Every fund is affected by the economy and by the investment decisions portfolio managers make. Because it invests in high yield securities and equities, this fund's performance may go up or down rapidly depending on market conditions.

This fund's performance is significantly affected by changes in interest rates. When interest rates increase, the value of the fund's debt securities - particularly those with longer durations - will go down. The value of the fund's high yield securities are particularly sensitive to changes in interest rates, and there is a higher risk that the company that issued the security may not be able to meet its financial obligations, or that there won't be a market to sell the security at a reasonable price.

Although the portfolio manager invests in a mix of debt securities and equities to decrease volatility, the mix the portfolio manager chooses may also lower the fund's performance.

This fund's performance will also be affected if the portfolio manager makes an inaccurate assessment of economic conditions and investment opportunities, and chooses a company that, for example, declares bankruptcy and is no longer able to make interest or principal payments.

Foreign investments can also be affected by the following:

o     adverse political, social or economic developments in foreign countries

o     unfavorable currency exchange rates

o     a lack of liquidity in foreign markets

o     inadequate or inaccurate information about foreign companies

o accounting, auditing and/or financial reporting standards that are different from those in the United States.

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HOW THE FUND HAS PERFORMED      [GRAPHIC OMITTED]

The bar chart below shows you how the fund's performance has varied from year to year for the past 10 years, while the table below compares the fund's long-term performance with the Lipper Balanced Fund Index. This information may help to provide an indication of the fund's risks and potential rewards. All figures assume reinvestment of dividends and distributions. Looking at how a fund has performed in the past is important - but it's no guarantee of how it will perform in the future.

Year by year total return (%)(1)

[The following table was depicted as a bar chart in the printed material.]

                               [GRAPHIC OMITTED]

                               1989         17.70
                               1990          0.78
                               1991         21.17
                               1992          8.06
                               1993         14.08
                               1994         -5.33
                               1995         25.11
                               1996         10.18
                               1997         23.91
                               1998          4.64

Best and worst quarterly performance during this period:
4th quarter 1998: up 12.71%
3rd quarter 1998: down 13.38%

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(1)   These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did.

Average annual total return(2)

                                                                        Lipper
                                                                       Balanced
                                                                         Fund
                              Class A    Class B    Class C  Class T    Index(3)
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One year, ended
December 31, 1998      %      -0.84      -0.36      3.58       0.83      15.09
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Five years, ended
December 31, 1998      %        N/A        N/A       N/A      11.09      13.87
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Ten years, ended
December 31, 1998      %        N/A        N/A      N/A       11.61      13.32
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Since inception(4)     %      12.53      13.23     13.61      10.34      12.75
--------------------------------------------------------------------------------

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(2)   These figures have been restated to reflect sales charges in effect as of
      November 1, 1999.

(3) The Lipper Balanced Fund Index measures the performance of balanced funds (funds that seek current income balanced with capital appreciation). The since inception return for the Index is for the Class T time period.

(4) Classes A, B and C commenced operations on June 5, 1995. Class T commenced operations on February 3, 1986.

       [GRAPHIC OMITTED]  If you have any questions, please call 1-800-992-0180.


                           Pilgrim Balance Sheet Opportunities Fund            3

MEET THE
PORTFOLIO
MANAGERS

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Robert Kinsey

Robert Kinsey has co-managed the Pilgrim Balance Sheet Opportunities Fund since November 1999.

Mr. Kinsey has over 13 years of investment management experience. At Pilgrim Investments Inc. (Pilgrim Investments), an affiliate of Pilgrim Advisors, he serves as a Vice President and a Senior Portfolio Manager. Prior to joining Pilgrim Investments, Mr. Kinsey was a Vice President and Fixed Income Portfolio Manager for Federated Investors from January 1995 to March 1999. From July 1992 to January 1995 Mr. Kinsey was a Principal and Portfolio Manager for Harris Investment Management.

Kevin Mathews

Kevin Mathews has co-managed the Pilgrim Balance Sheet Opportunities Fund since November 1999.

Mr. Mathews has over 16 years of experience in the management of high-yield fixed income investments. At Pilgrim Investments, an affiliate of Pilgrim Advisors, he serves as a Senior Vice President and Senior Portfolio Manager. Prior to joining Pilgrim Investments, Mr. Mathews was a Vice President and Senior Portfolio Manager for Van Kampen American Capital.

G. David Underwood

G. David Underwood has co-managed the Pilgrim Balance Sheet Opportunities Fund since November 1999.

Mr. Underwood has over 21 years of investment management experience. At Pilgrim Investments, an affiliate of Pilgrim, he serves as a Vice President and Senior Portfolio Manager. Prior to joining Pilgrim Investments in December 1996, Mr. Underwood was a Director of Funds Management for First Interstate Capital Management.

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INVESTMENT ADVISER

PILGRIM ADVISORS, INC.

Pilgrim Advisors, Inc. (formerly "Northstar Investment Management Corporation") (Pilgrim) provides advice and recommendations about investments made by the fund. Pilgrim is a registered investment adviser that currently manages over $4 billion in mutual funds and institutional accounts. Pilgrim's principal address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. Pilgrim is an indirect wholly owned subsidiary of ReliaStar Financial Corporation ("ReliaStar"). On October 29, 1999 ReliaStar acquired Pilgrim Investments, an investment adviser to mutual funds and institutional accounts. Pilgrim and Pilgrim Investments share certain resources and investment personnel.

Pilgrim receives a monthly fee for its services based on the average daily net assets of the fund. The fee is paid by the fund at a rate of 0.65%.

                                                           YOUR GUIDE TO BUYING,
                                                   SELLING AND EXCHANGING SHARES
                                                                OF PILGRIM FUNDS

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THERE ARE THREE STEPS TO TAKE WHEN
YOU WANT TO BUY, SELL OR EXCHANGE SHARES OF OUR FUNDS:

o     first, choose a share class

o     second, open a Pilgrim account and make your first investment

o     third, choose one of several ways to buy, sell or exchange shares.

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CHOOSING A SHARE CLASS

All Pilgrim funds are available in Class A, Class B and Class C shares.

The chart below summarizes the differences between the share classes -- your choice of share class will depend on how much you are investing and for how long. Large investments qualify for a reduced Class A sales charge and Class A shares avoid the higher distribution fees of classes B and C. Investments in Class B and Class C shares don't have a front-end sales charge but there is a restriction on the amount you can invest in Class B shares at one time. Your financial consultant can help you, or feel free to call us for more information.

Some of our funds, including the Pilgrim Balance Sheet Opportunities Fund, also have Class T shares. You can no longer buy Class T shares unless you are reinvesting income earned on Class T shares, or exchanging Class T shares you already own, including Class T shares of the Cash Management Fund of Salomon Brothers Investment Series (a money market fund that's available through Pilgrim, but isn't one of the Pilgrim funds).

We've listed actual expenses charged to the fund beginning on page 2.

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Maximum          Class A  no limit
amount you       Class B  $250,000
can buy          Class C  no limit
                 Class T  can only be purchased by reinvesting income or
                          exchanging other Class T shares
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Front-end        Class A  yes, varies by size of investment
sales charge     Class B  none
                 Class C  none
                 Class T  none
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Deferred         Class A  only on investments of $1 million or more if you sell
sales charge              within two years
                 Class B  yes, if you sell within 6 years
                 Class C  yes, if you sell within 1 year
                 Class T  yes, if you sell within 4 years
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Distribution     Class A  0.05% per year
fee(1)           Class B  0.75% per year
                 Class C  0.75% per year
                 Class T  0.50% per year
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Service fee(1)   Class A  0.25% per year
                 Class B  0.25% per year
                 Class C  0.25% per year
                 Class T  0.25% per year
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Conversion       Class B  Class B shares convert to Class A shares after 8 years
                 Class T  Class T shares convert to Class A shares after 8 years

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(1)   Because distribution and service (12b-1) fees are paid on an ongoing basis, Class B, C and T shareholders could end up paying more expenses over the long-term than if they had paid a sales charge.

       [GRAPHIC OMITTED]  If you have any questions, please call 1-800-992-0180.

YOUR GUIDE TO BUYING,
SELLING AND EXCHANGING SHARES
OF PILGRIM FUNDS

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FRONT-END SALES CHARGES (Class A shares only)

                                                              Amount retained by
Your investment                     Front-end sales charge               dealers
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                             (as a % of your        (as a % of        (as a % of
                             net investment)   offering price)   offering price)
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Less than $50,000                       6.10             5.75               5.00
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$50,000 to $99,999                      4.71             4.50               3.75
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$100,000 to $249,999                    3.63             3.50               2.75
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$250,000 to $499,999                    2.56             2.50               2.00
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$500,000 to $999,999                    2.04             2.00               1.75
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$1,000,000 and over                       --               --                 --
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WAYS TO REDUCE OR ELIMINATE SALES CHARGES

There are three ways you can reduce your front-end sales charges.

1.    Take advantage of purchases you've already made
      Rights of accumulation let you combine the value of all the Class A shares you already own with your current investment to calculate your sales charge.

2.    Take advantage of purchases you intend to make
      By signing a non-binding letter of intent, you can combine investments you plan to make over a 13-month period to calculate the sales charge you'll pay on each investment.

3.    Buy as part of a group of investors
      You can combine your investments with others in a recognized group when calculating your sales charge. The following is a general list of the groups Pilgrim recognizes for this benefit:

      o     you, your spouse and your children under the age of 21

      o a trustee or fiduciary for a single trust, estate or fiduciary account (including qualifying pension, profit sharing and other employee benefit trusts)

      o any other organized group that has been in existence for at least six months, and wasn't formed solely for the purpose of investing at a discount.

You may not have to pay front-end sales charges or a CDSC if you are:

      o an active or retired trustee, director, officer, partner or employee (including immediate family) of

      -     Pilgrim or of any of its affiliated companies

      -     any Pilgrim affiliated investment company

      -     a dealer that has a sales agreement with the distributor

      o a trustee or custodian of any qualified retirement plan or IRA established for the benefit of anyone in the point above

      o a dealer, broker or registered investment adviser who has entered into an agreement with the distributor providing for the use of shares of the funds in particular investment products such as "wrap accounts" or other similar managed accounts for the benefit of your clients

      o a service provider for Pilgrim, any Pilgrim affiliated company, or any Pilgrim affiliated investment company

      o     a Brandes employee, officer or partner

      o an owner, participant or beneficiary of life insurance and/or annuity contracts with ReliaStar Life Insurance Company (ReliaStar) or any ReliaStar affiliated life insurance company to the extent they invest payments made to them under the contracts in one or more of the funds within sixty days of payment under the contracts.

Certain pension, profit sharing and other benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 456 of the Code don't pay a front-end sales charge or a CDSC.

Investment advisors or financial planners who charge a management, consulting or other fee for their service, don't pay a front-end sales charge or a CDSC when they place trades for their own accounts or the accounts of their clients, or when their clients place trades for their own accounts, as long as the accounts are linked to the master account of the investment advisor or financial planner on the books and records of the broker or agent.

Please call us or consult the SAI to find out if you are eligible to reduce your sales charges using any of these methods.

                                                           YOUR GUIDE TO BUYING,
                                                   SELLING AND EXCHANGING SHARES
                                                                OF PILGRIM FUNDS

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DEFERRED SALES CHARGES

(Classes A, B, C & T)

We deduct a contingent deferred sales charge (CDSC) from the proceeds when you sell shares as indicated below. A CDSC is charged on the current market value of the shares, or on the price you paid for them, whichever is less. You aren't charged a CDSC on shares you acquired by reinvesting your dividends, or on amounts representing appreciation.

When you ask us to sell shares, we will sell those that are exempt from the CDSC first, and then sell the shares you have held the longest. This helps keep your CDSC as low as possible.

Class A shares

There is generally no CDSC on Class A shares, except for purchases of $1 million or more, when you sell them within two years of when you bought them.

                                                                         Period
                                                                         during
                                                         CDSC             which
                                                    on shares              CDSC
Your investment                                    being sold           applies
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First $1,000,000 to $2,499,999                          1.00%           2 years
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$2,500,000 to $4,999,999                                0.50%            1 year
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$5,000,000 and over                                     0.25%            1 year
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CLASS B, C & T SHARES

Years after you
bought the shares                       Class B          Class C         Class T
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1st year                                 5.00%            1.00%           4.00%
--------------------------------------------------------------------------------
2nd year                                 4.00%              --            3.00%
--------------------------------------------------------------------------------
3rd year                                 3.00%              --            2.00%
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4th year                                 3.00%              --            1.00%
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5th year                                 2.00%              --              --
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6th year                                 1.00%              --              --
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after 6 years                              --               --              --
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WHEN THE CDSC MIGHT BE WAIVED

We may waive the CDSC for Class B and Class C shares if:

o     the shareholder dies or becomes disabled

o     you're selling your shares through our systematic withdrawal program

o you're selling shares of a retirement plan and you are over 70 1/2 years old

o you're exchanging Class B, C or T shares for the same class of shares of another Pilgrim fund

o     you fall into any of the waiver categories listed on page 6.

Please call us or consult the SAI to find out if you are eligible for a CDSC waiver.

       [GRAPHIC OMITTED]  If you have any questions, please call 1-800-992-0180.

YOUR GUIDE TO BUYING,
SELLING AND EXCHANGING SHARES
OF PILGRIM FUNDS

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HOW DEALERS ARE COMPENSATED

Dealers are paid in three ways for selling shares of Pilgrim funds:

THEY RECEIVE A COMMISSION WHEN YOU BUY SHARES

The amount of the commission depends on the amount you invest and the share class you buy. Sales commissions are detailed in the chart below.

o     Class A investments
      (% of offering price)

                                                    Commission            Amount
                                           received by dealers              paid
                                          out of sales charges            by the
                                                       you pay       distributor
--------------------------------------------------------------------------------
Less than $50,000                                         5.00                --
--------------------------------------------------------------------------------
$50,000 to $99,999                                        3.75                --
--------------------------------------------------------------------------------
$100,000 to $249,999                                      2.75                --
--------------------------------------------------------------------------------
$250,000 to $499,999                                      2.00                --
--------------------------------------------------------------------------------
$500,000 to $999,999                                      1.75                --
--------------------------------------------------------------------------------
$1,000,000 to $2,499,999                                    --              1.00
--------------------------------------------------------------------------------
$2,500,000 to $4,999,999                                    --              0.50
--------------------------------------------------------------------------------
$5,000,000 and over                                         --              0.25
--------------------------------------------------------------------------------

o     Class B investments

--------------------------------------------------------------------------------
Receives 4% of the sale price from the distributor
--------------------------------------------------------------------------------

o     Class C investments

--------------------------------------------------------------------------------
Receives 1% of the sale price from the distributor
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THEY ARE PAID A FEE BY THE DISTRIBUTOR FOR SERVICING YOUR ACCOUNT

They receive a service fee depending on the average net asset value of the class of shares their clients hold in Pilgrim funds. These fees are paid from the 12b-1 fee deducted from each fund class. In addition to covering the cost of commissions and service fees, the 12b-1 fee is used to pay for other expenses such as sales literature, prospectus printing and distribution and compensation to the distributor and its wholesalers. You'll find the 12b-1 fees listed in the fund information beginning on page 2. Service and distribution fee percentages appear on page 5.

THEY MAY RECEIVE ADDITIONAL BENEFITS AND REWARDS

Selling shares of Pilgrim funds may make dealers eligible for awards or to participate in sales programs sponsored by the distributor. The costs of these benefits and rewards are not deducted from the assets of the funds -- they are paid from the distributor's own resources.

The distributor may also pay additional compensation to dealers including Advest, Inc. out of its own resources for marketing and other services to shareholders. All payments it receives for Class T shares are paid to Advest, Inc.

                                                           YOUR GUIDE TO BUYING,
                                                   SELLING AND EXCHANGING SHARES
                                                                OF PILGRIM FUNDS

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OPENING A PILGRIM ACCOUNT

Once you've chosen the share class you prefer, you're ready to open an account.

First, determine how much money you want to invest. The minimum initial investment for Pilgrim funds is:

o $1,000 for non-retirement accounts (we reserve the right to accept smaller amounts)

o     $250 for retirement accounts

o     $100 if you are investing using our automatic investment plan (see page
      11).

Next, open an account in one of two ways:

o give a check to your financial consultant, who will open an account for you, or

o complete an application and mail it to us, along with your check made payable to Pilgrim Funds.

TAX-SHELTERED RETIREMENT PLANS

Call or write to us about opening your Pilgrim account as any one of the following retirement plans:

o     Roth IRAs

o     IRAs

o     SEP-IRAs

o     Simple IRAs

o     403(b)(7)s.

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BUYING, SELLING AND EXCHANGING

Once you've opened an account and made your first investment, you can choose one of three ways to buy, sell or exchange shares of Pilgrim funds:

o     through your financial consultant

o     directly, by mail or over the telephone

o     using one of our automatic plans.

We'll send you a confirmation statement every time you make a transaction that affects your account balance, except when we pay distributions.

Some broker-dealers or agents might charge you a fee if you buy, sell or exchange shares through them.

Instructions for each option appear in the chart on page 11, but here are a few things you should know before you begin.

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HOW SHARES ARE PRICED

The price you pay when you buy and the price you receive when you sell or exchange shares is determined by the net asset value (NAV) per share of the share class. NAV is calculated each business day at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) by dividing the net assets of each fund class by the number of shares outstanding. To calculate NAV, we determine the fair market value of the fund's portfolio securities using the method described in the SAI.

When you're buying shares, you'll pay the NAV that is next calculated after we receive your order in proper form, plus any sales charges that apply. When you're selling shares, you'll receive the NAV that is next calculated after we receive your order in proper form, less any deferred sales charges that apply.

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SOME RULES FOR BUYING

o     The minimum amount of each investment after your first one is:

      -     $100 for non-retirement accounts

      -     $100 for retirement accounts

      - $100 if you are investing using our automatic investment plan (see page 11).

o We record most shares on our books electronically. We will issue a certificate if you ask us in writing, however most of our shareholders prefer not to have their shares in certificate form because certificated shares can't be sold or exchanged by telephone or by using the systematic withdrawal program.

o     We have the right to refuse a request to buy shares.

       [GRAPHIC OMITTED]  If you have any questions, please call 1-800-992-0180.

YOUR GUIDE TO BUYING,
SELLING AND EXCHANGING SHARES
OF PILGRIM FUNDS

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SOME RULES FOR SELLING

o Selling your shares may result in a deferred sales charge. Please refer to the table on page 7.

o We'll pay you within three days from the time we receive your request to sell, unless you're selling shares you recently paid for by check. In that case, we'll pay you when your check has cleared, which may take up to 15 days.

o If you are a corporation, partnership, executor, administrator, trustee, custodian, guardian or if you are selling shares of a retirement plan, you'll need to complete special documentation and give us your request in writing. Please call us for information.

o You can reinvest part or all of the proceeds of any shares you sell without paying a sales charge. You must let us know in writing within 90 days from the day you sold the shares, and you must buy the same class of shares as you sold. We will reimburse you for any CDSC you paid. Please see page 14 for information about how this can affect your taxes.

o If selling shares results in the value of your account falling below $1,000, we have the right to close your account, so long as your account has been open for at least a year. We'll let you know 60 days in advance, and if you don't bring the account balance above $1,000, we'll sell your shares, mail the proceeds to you and close your account. We may also close your account if you give us an incorrect social security number or taxpayer identification number.

o In unusual circumstances, we may temporarily suspend the processing of requests to sell.

--------------------------------------------------------------------------------

SOME RULES FOR EXCHANGING

o When you exchange shares, you are selling shares of one fund and using the proceeds to buy shares of another fund. Please see page 14 for information about how this can affect your taxes.

o Before you make an exchange, be sure to read the prospectus that discusses the shares you're exchanging into.

o You can exchange shares of any fund for the same class of shares of any other fund (including all funds within the Pilgrim family of funds), or for shares of the Cash Management Fund without a sales charge. You will, however, pay a sales charge if you buy shares of the Cash Management Fund, and then exchange them for Class A shares of any of the other funds.

o For the purposes of calculating CDSC, shares you exchange will continue to age from the day you first purchased them, even if you're exchanging into the Cash Management Fund.

o We'll let you know 60 days in advance if we want to make any changes to these rules.

                                                           YOUR GUIDE TO BUYING,
                                                   SELLING AND EXCHANGING SHARES
                                                                OF PILGRIM FUNDS

--------------------------------------------------------------------------------

WAYS TO BUY, SELL OR EXCHANGE                  WHEN TO USE THIS OPTION
--------------------------------------------   ---------------------------------

Through your financial consultant              o     buy
                                               o     sell
                                               o     exchange

--------------------------------------------   ---------------------------------

By mail

Please call us if you have any questions --    o     buy
we can't process your request until we have    o     sell
all of the documents we need.                  o     exchange

--------------------------------------------   ---------------------------------

By telephone

To sign up for this service, complete          o     sell
Section E of the Special Account Options       o     exchange
Form or call us at 1-800-992-0180.

--------------------------------------------   ---------------------------------

Automatic investment plan

To sign up for this service, complete          o     buy
Section B of the Special Account Options
Form or call us at 1-800-992-0180.

--------------------------------------------   ---------------------------------

Systematic withdrawal program

To sign up for this service, complete          o     sell
Section D of the Special Account Options
Form or call us at 1-800-992-0180.

       [GRAPHIC OMITTED]  If you have any questions, please call 1-800-992-0180.

YOUR GUIDE TO BUYING,
SELLING AND EXCHANGING SHARES
OF PILGRIM FUNDS

--------------------------------------------------------------------------------

HOW TO USE IT

--------------------------------------------------------------------------------

If you're buying shares, make your check payable to Pilgrim Funds and give it to your financial consultant, who will forward it to us.

When you're selling or exchanging shares, give your written request to your financial consultant, who may charge you a fee for this service.

--------------------------------------------------------------------------------

Send your request to buy, sell or exchange in writing to:

Pilgrim Funds
P.O. Box 419368
Kansas City, MO 64141-6368

Your letter should tell us:

o     your account number

o     your social security number or taxpayer identification number

o     the name the account is registered in

o the fund name and share class you're buying or selling, and, for exchanges, the fund name and share class you're exchanging into

o     the dollar value or number of shares you want to buy, sell or exchange.

If you're buying, include a check payable to Pilgrim Funds with your request.

If you're selling or exchanging, your request must be signed by all registered owners of the account.

We'll ask you to guarantee the signatures if:

o     you are selling more than $50,000 worth of shares

o     your address of record has changed in the past 30 days

o you want us to send the payment to someone other than the registered owner, to an address other than the address of record, or in any form other than by check.

Signatures can be guaranteed by a bank, a member of a national stock exchange or another eligible institution.

--------------------------------------------------------------------------------

You can sell or exchange your shares by telephone, subject to certain limitations.

Call us at 1-800-992-0180 between 9:00 a.m. and 4:00 p.m. Eastern time.

When you're calling with your request, we'll ask you for your name, social security number, broker of record or other identification. If we don't ask for these things and we process an unauthorized telephone transaction, we are responsible for any losses to your account. Otherwise you are responsible for any unauthorized use of the telephone transaction service.

We'll mail the proceeds of the sale to the address of record or wire $5,000 or more to any commercial bank in the U.S. that is a member of the Federal Reserve System. Pilgrim does not charge a fee for this service, but your bank may charge you a fee for receiving a wire transfer.

--------------------------------------------------------------------------------

You can authorize us to automatically withdraw a minimum of $100 each month from your bank account and use it to buy shares in Pilgrim funds.

There's no charge for this service, but your bank may charge you a small set-up or transaction fee. You can cancel the program at any time.

--------------------------------------------------------------------------------

You can ask us to automatically transfer money from your Pilgrim account into your bank account.

We will sell shares or share fractions on your behalf monthly, quarterly or annually and automatically deposit the proceeds into your bank account. There may be a sales charge on shares we sell on your behalf.

You must have at least $10,000 worth of shares in your account to participate in this program. The minimum transfer amount is $100. It isn't to your advantage to buy and sell shares of the same fund at the same time, so you can't set up a systematic withdrawal program and an automatic investment plan on the same account.

                                                                     MUTUAL FUND
                                                                    EARNINGS AND
                                                                      YOUR TAXES

--------------------------------------------------------------------------------

HOW THE FUND PAYS DISTRIBUTIONS

The fund distributes virtually all of its net investment income quarterly and its net capital gains annually to shareholders in the form of dividends.

As a shareholder, you are entitled to a share of the income and capital gains a fund distributes. The amount you receive is based on the number of shares you own.

DISTRIBUTION OPTIONS

You can take your distributions as cash or reinvest them in the same class of shares of any of our funds. You specify your preference when you open your account. Distribution options vary by share class, as follows.

CLASS A, B & C SHARES

o reinvest both income dividends and capital gain distributions to buy additional Class A, B or C shares of any fund you choose

o receive income dividends in cash and reinvest capital gain distributions to buy additional Class A, B or C shares of any fund you choose

o     receive both income dividends and capital gain distributions in cash.

If you want your distributions sent to an address other than the one we have on record, please request so in writing.

If you don't specify how you would like to receive your distributions, we'll automatically reinvest both income dividends and capital gain distributions in additional shares of the same fund.

CLASS T SHARES

You can choose to receive your distributions in cash or by reinvesting them in additional Class T shares of the fund or any other fund that offers Class T shares.

       [GRAPHIC OMITTED]  If you have any questions, please call 1-800-992-0180.

MUTUAL FUND
EARNINGS AND
YOUR TAXES

--------------------------------------------------------------------------------

HOW YOUR DISTRIBUTIONS ARE TAXED

The fund intends to meet the requirements for being a tax-qualified regulated investment company, which means it generally does not pay federal income tax on the earnings it distributes to shareholders.

As a result, you'll generally have to pay taxes on any distributions you receive. Ordinary income distributions, whether you take them as cash or reinvest them, are taxable as ordinary income. Net capital gain distributions are taxable as long-term capital gains, regardless of how long you've held the shares.

Distributions may also be subject to state, local or foreign taxes.

If income distributed to you includes dividends paid by U.S. corporations, part of the dividends the fund pays may be eligible for the corporate dividends-received deduction.

TIMING YOUR PURCHASE

If you buy shares of a fund just before it makes a distribution, you will pay the full price but part of your investment will come back to you as a taxable distribution. Unless you are investing in a tax-deferred account, such as an IRA, this is not to your advantage because you'll pay tax on the dividend but will not have shared in the increase in the net asset value of the fund.

WHEN DISTRIBUTIONS ARE DECLARED

For tax purposes, distributions declared by the fund in October, November or December and paid to you in January are taxable in the calendar year in which they were declared.

BACKUP WITHHOLDING TAX

We'll notify you each year of the tax status of dividends and distributions. If we don't have your tax identification number, or if you have been told by the IRS that you are subject to backup withholding tax, we may be required to withhold U.S. federal income tax on any distributions at the rate of 31%.

WHEN YOU SELL YOUR SHARES

When you sell or exchange shares you may realize a capital gain or loss, depending on the difference between what your shares cost you and what you receive for them. A capital gain or loss will be long-term or short-term, depending on the length of time you held the shares.

In your federal income tax return you report a capital gain as income and a capital loss as a deduction.

CONSULT YOUR TAX ADVISER

The information above is general in nature. You should consult your tax adviser to discuss how investing in Pilgrim funds affects your personal tax situation.

PILGRIM
BALANCE SHEET
OPPORTUNITIES
FUND

The following chart shows the fund's financial performance by share class. The 1998, 1997, 1996 and 1995 figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request.

The figures prior to 1995 were audited by other independent accountants.

                                                                       FINANCIAL
                                                                      HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                                Class A                          Class B
Year ended December 31,                                          1998      1997      1996    1995(1)   1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------------
Operating performance
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value at the beginning of the period             $    13.00    11.78     12.53    12.77     12.94     11.74    12.51
---------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                      $     0.50     0.52      0.56     0.43      0.44      0.44     0.50
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments            $     0.14     2.27      0.74     1.06      0.10      2.25     0.71
---------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                           $     0.64     2.79      1.30     1.49      0.54      2.69     1.21
---------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                       $    (0.56)   (0.54)    (0.57)   (0.48)    (0.46)    (0.46)   (0.50)
---------------------------------------------------------------------------------------------------------------------------------
  Dividends from net realized gain on investments sold       $    (0.74)   (1.03)    (1.48)   (1.25)    (0.74)    (1.03)   (1.48)
---------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                        $    (1.30)   (1.57)    (2.05)   (1.73)    (1.20)    (1.49)   (1.98)
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value at the end of the period                   $    12.34    13.00     11.78    12.53     12.28     12.94    11.74
---------------------------------------------------------------------------------------------------------------------------------
  Total investment return(2)                                 %     5.19    24.31     10.54    11.95      4.38     23.48     9.76
---------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
  Net assets at the end of the period ($000s)                $    18537    1,281     1,100      797     5,107     4,969    3,765
---------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                    %     1.47     1.50      1.40     1.27(3)   2.17      2.15     2.10
---------------------------------------------------------------------------------------------------------------------------------
  Ratio of expense reimbursement to average net assets       %       --     0.02      0.09       --        --      0.02     0.07
---------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income to average net assets       %     4.02     4.01      4.30     4.99(3)   3.33      3.37     3.64
---------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                                    %       38      130       107      131        38       130      107
---------------------------------------------------------------------------------------------------------------------------------

                                                             Class B                  Class C
Year ended December 31,                                      1995(1)   1998     1997     1996      1995(1)
----------------------------------------------------------------------------------------------------------
Operating performance
-------------------------------------------------------------------------------------------------------------
  Net asset value at the beginning of the period               12.77    12.95     11.75    12.52     12.77
-------------------------------------------------------------------------------------------------------------
  Net investment income                                         0.35     0.45      0.43     0.49      0.38
-------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments               1.09     0.11      2.25     0.70      1.07
-------------------------------------------------------------------------------------------------------------
  Total from investment operations                              1.44     0.56      2.68     1.19      1.45
-------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                         (0.45)   (0.46)    (0.45)   (0.48)    (0.45)
-------------------------------------------------------------------------------------------------------------
  Dividends from net realized gain on investments sold         (1.25)   (0.74)    (1.03)   (1.48)    (1.25)
-------------------------------------------------------------------------------------------------------------
  Total distributions                                          (1.70)   (1.20)    (1.48)   (1.96)     1.70
-------------------------------------------------------------------------------------------------------------
  Net asset value at the end of the period                     12.51    12.31     12.95    11.75     12.52
-------------------------------------------------------------------------------------------------------------
  Total investment return(2)                                   11.56     4.53     23.41     9.72     11.49
-------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
  Net assets at the end of the period ($000s)                  1,759      753       756      372       231
-------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                       1.95(3)  2.15      2.25     2.10      1.91(3)
-------------------------------------------------------------------------------------------------------------
  Ratio of expense reimbursement to average net assets            --       --        --     0.10        --
-------------------------------------------------------------------------------------------------------------
  Ratio of net investment income to average net assets          4.38(3)  3.34      3.30     3.61      4.49(3)
-------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                                        131       38       130      107       131
-------------------------------------------------------------------------------------------------------------

                                                                                        Class T

Year ended December 31,                                              1998      1997       1996       1995        1994
----------------------------------------------------------------------------------------------------------------------
Operating performance
----------------------------------------------------------------------------------------------------------------------
  Net asset value at the beginning of the period             $       13.01     11.79      12.54      11.54       12.94
----------------------------------------------------------------------------------------------------------------------
  Net investment income                                      $        0.59      0.50       0.53       0.57        0.57
----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments                                                $       (0.01)     2.24       0.73       2.27       (1.25)
----------------------------------------------------------------------------------------------------------------------
  Total from investment operations                           $        0.58      2.74       1.26       2.84       (0.68)
----------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                       $       (0.47)    (0.49)     (0.53)     (0.59)      (0.54)
----------------------------------------------------------------------------------------------------------------------
  Dividends from net realized gain on investments
  sold                                                       $       (0.74)    (1.03)     (1.48)     (1.25)      (0.16)
----------------------------------------------------------------------------------------------------------------------
  Distributions from capital                                 $          --        --         --         --       (0.02)
----------------------------------------------------------------------------------------------------------------------
  Total distributions                                        $       (1.21)    (1.52)     (2.01)     (1.84)      (0.72)
----------------------------------------------------------------------------------------------------------------------
  Net asset value at the end of the period                   $       12.38     13.01      11.79      12.54       11.54
----------------------------------------------------------------------------------------------------------------------
  Total investment return(2)                                 %        4.64     23.91      10.18      25.11       (5.33)
----------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------
  Net assets at the end of the period ($000s)                $      24,065    53,201     59,490     72,472      73,764
----------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                    %        1.89      1.83       1.69       1.68        1.69
----------------------------------------------------------------------------------------------------------------------
  Ratio of expense reimbursement to average net assets       %          --      0.04       0.06         --          --
----------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income to average net assets       %        3.59      3.70       3.99       4.44        4.36
----------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                                    %          38       130        107        131          59
----------------------------------------------------------------------------------------------------------------------

(1)   Classes A, B & C commenced operations on June 5, 1995.

(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.

(3)   Annualized.

       [GRAPHIC OMITTED]  If you have any questions, please call 1-800-992-0180.

WHERE TO GO
FOR MORE
INFORMATION

--------------------------------------------------------------------------------

You'll find more information about the Pilgrim Balance Sheet Opportunities Fund in our:

ANNUAL/SEMI-ANNUAL REPORTS

Include a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditor's reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information about the Pilgrim Balance Sheet Opportunities Fund. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the Securities and Exchange Commission (SEC).

Please write or call for a free copy of the current Annual/semi-annual reports, the SAI or other fund information or to make shareholder inquiries:

The Pilgrim Funds
40 North Central Avenue, Suite 1200
Phoenix, AZ 85004

1-800-992-0180

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. Otherwise you may obtain the information for a fee by contacting the SEC:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-6009

1-800-SEC-0330

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov.

When contacting the SEC, you will want to refer to the fund's SEC file number, which is 811-2239.

--------------------------------------------------------------------------------

Year 2000 update: Pilgrim, the Administrator and other service providers are taking steps to address any year 2000-related computer problems. However, as with all companies that rely on computer systems to process date-related information, there is some risk that these problems could disrupt the fund's operations and/or the financial markets generally. There is also the risk that the fund's performance may be adversely affected if the value of its portfolio holdings decreases due to year 2000-related computer problems.

--------------------------------------------------------------------------------

                                                                   P/NBSOPRO1199

                                [GRAPHIC OMITTED]
                                   NORTHSTAR

                       STATEMENT OF ADDITIONAL INFORMATION
                 MARCH 1, 1999, As Supplemented November 1, 1999
                  * PILGRIM Balance Sheet Opportunities Fund
           (formerly the "Northstar Balance Sheet Opportunities Fund")

                       40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004
                                 (602)417-8100
                                 (800)992-0180

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Fund dated March 1, 1999, as supplemented November 1, 1999, as each may be revised from time to time. To obtain a copy of a Prospectus for the Fund, please contact Pilgrim Advisors, Inc. (formerly "Northstar Investment Management Corporation") at the address or phone number listed above.

Pilgrim Advisors, Inc. ("Pilgrim" or the "Adviser") serves as the Fund's investment adviser. Northstar Distributors, Inc. (the "Underwriter") is the underwriter to the Fund. Pilgrim Group, Inc. (formerly "Northstar Administrators Corporation") (the "Administrator") is the Fund's administrator. The Underwriter and the Administrator are affiliates of Pilgrim.

                                   ----------

                                TABLE OF CONTENTS

INVESTMENT RESTRICTIONS ...................................................    2

INVESTMENT TECHNIQUES .....................................................    3

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION ...........................    9

SERVICES OF PILGRIM AND THE ADMINISTRATOR .................................   11

NET ASSET VALUE ...........................................................   12

PURCHASES AND REDEMPTIONS .................................................   12

DIVIDENDS, DISTRIBUTIONS AND TAXES ........................................   14

UNDERWRITER AND DISTRIBUTION SERVICES .....................................   17

TRUSTEES AND OFFICERS .....................................................   19

OTHER INFORMATION .........................................................   21

PERFORMANCE INFORMATION ...................................................   22

FINANCIAL STATEMENTS ......................................................   24

APPENDIX ..................................................................  A-1

                            INVESTMENT RESTRICTIONS

      Pilgrim  Balance  Sheet   Opportunities   Fund.  The  Fund  has  adopted
investment restrictions numbered 1 through 12 as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. Investment restrictions numbered 13 through 21 are not fundamental policies and may be changed by vote of a majority of the Trust's Board members at any time. The Fund may not:

      1. Borrow money, except from a bank and as a temporary measure for extraordinary or emergency purposes, provided the Fund maintains asset coverage of 300% for all borrowings;

      2. Purchase securities of any one issuer (except U.S. Government securities) if, as a result, more than 5% of the Fund's total assets would be invested in that issuer, or the Fund would own or hold more than 10% of the outstanding voting securities of the issuer; provided, however, that up to 25% of the Fund's total assets may be invested without regard to these limitations;

      3. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter;

      4. Concentrate its assets in the securities of issuers all of which conduct their principal business activities in the same industry (this restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

      5. Make any investment in real estate, commodities or commodities contracts, except that the Fund may: (a) purchase or sell readily marketable securities that are secured by interest in real estate or issued by companies that deal in real estate, including real estate investment and mortgage investment trusts; and (b) engage in financial futures contracts and related options, as described herein and in the Fund's Prospectus;

      6. Make loans, except that the Fund may: (a) invest in repurchase agreements, and (b) loan its portfolio securities in amounts up to one-third of the market or other fair value of its total assets;

      7. Issue senior securities, except as appropriate to evidence indebtedness that it is permitted to incur, provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts and related options is not considered the issuance of senior securities;

      8. Borrow money in excess of 5% of its total assets (taken at market value);

      9. Pledge, mortgage or hypothecate in excess of 5% of its total assets (the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts and related options is not considered a pledge or hypothecation of assets);

      10. Purchase more than 10% of the voting securities of any one issuer, except U.S. Government securities;

      11. Invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than 7 days, that cannot be disposed of within the normal course of business at approximately the amount at which the Fund has valued the securities, excluding restricted securities that have been determined by the Trustees of the Fund (or the persons designated by them to make such determinations) to be readily marketable;

      12. Purchase securities of any issuer with a record of less than 3 years of continuous operations, including predecessors, except U.S. Government securities and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value;

      13. Purchase securities on margin, except the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities (the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options is not considered the purchase of a security on margin);

      14. Write put and call options, unless the options are covered and the Fund invests through premium payments no more than 5% of its total assets in options transactions, other than options on futures contracts;

      15. Purchase and sell futures contracts and options on futures contracts, unless the sum of margin deposits on all futures contracts held by the Fund, and premiums paid on related options held by the Fund, does not exceed more than 5% of the Fund's total assets, unless the transaction meets certain "bona fide hedging" criteria (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5%);

      16. Invest in securities of any issuer if any officer or trustee of the Fund or any officer or director of Northstar owns more than 1/2 of 1% of the outstanding securities of the issuer, and such officers, directors and trustees own in the aggregate more than 5% of the securities of such issuer;

      17. Invest in interests in oil, gas or other mineral exploration or development programs (although it may invest in issuers that own or invest in such interests);

      18. Purchase securities of any investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets;

      19. Purchase more than 3% of the outstanding voting securities of another investment company, invest more than 5% of its total assets in another investment company, or invest more than 10% of its total assets in other investment companies;

      20. Purchase warrants if, as a result, warrants taken at the lower of cost or market value would represent more than 5% of the value of the Fund's net assets or if warrants that are not listed on the New York or American Stock Exchanges or on an exchange with comparable listing requirements, taken at the lower of cost or market value, would represent more than 2% of the value of the Fund's net assets (for this purpose, warrants attached to securities will be deemed to have no value); or

      21. Make short sales, unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions.

      In addition to the restrictions described above, the Fund may, from time to time, agree to additional investment restrictions for purposes of compliance with the securities laws of those state and foreign jurisdictions where that fund intends to offer or sell its shares.

                              INVESTMENT TECHNIQUES

      Additional Information on GNMAs. The Fund may invest in U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The Fund may invest in Government National Mortgage Associations (popularly called GNMAs or Ginnie Maes). GNMAs are mortgage backed securities representing part ownership of a pool of mortgage loans, in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under the guarantee. The Fund may purchase "modified pass-through" type GNMA Certificates for which principal and interest are guaranteed, rather than the "straight pass through" Certificates for which such guarantee is not available. The Fund may also purchase "variable rate" GNMA Certificates and may purchase other types that may be issued with GNMA's guarantee.

      When mortgages in the pool underlying a GNMA Certificate are prepaid by mortgagors or when foreclosure occurs, such principal payments are passed through to the Certificate holders (such as the Fund). Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool, which will have maturities of up to 30 years. Because of such variation in prepayment rights, it is not possible to accurately predict the life of a particular GNMA Certificate.

      Payments to holders of GNMA Certificates consist of the monthly distributions of interest and principal, less the GNMA and issuer's fees. The portion of the monthly payment that represents a return of principal may be reinvested by the Fund holding the GNMA in then-available GNMA obligations, which may bear interest at a rate higher or lower than the obligation from which the payment was received, or in a differing security. The actual yield to be earned by the holder of a GNMA Certificate is calculated by dividing such payments by the purchase price paid for the GNMA Certificate (which may be at a premium or a discount from the face value of the Certificate). Unpredictable prepayments of principal, however, can greatly change realized yields. In a period of declining interest rates it is more likely that mortgages contained in GNMA pools will be prepaid, thus reducing the effective yield. Moreover, any premium paid on the purchase of a GNMA Certificate will be lost if the obligation is prepaid. In periods of falling interest rates, this potential for prepayment may reduce the general upward price increase of GNMA Certificates that might otherwise occur. As with other debt instruments, the price of GNMA Certificates is likely to decrease in times of rising interest rates. Price changes of the GNMA Certificates held by the Fund have a direct impact on the net asset value per share of the Fund.

      When interest rates rise, the value of a GNMA Certificate will generally decline. Conversely, when rates fall, the GNMA Certificate value may rise, although not as much as other debt issues, due to the prepayment feature. As a result, the price per share the shareholder receives on redemption may be more or less than the price paid for the shares.

      Derivative Instruments. The Fund may invest in Derivative Instruments. Derivative Instruments are securities that derive their value from the performance of any underlying asset, usually take the form of a contract to buy or sell as asset or commodity either now or in the future, but mortgage and other asset-backed securities are also generally considered derivatives. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative Instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, Pilgrim and the Sub-Advisers will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as they would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

      Firm Commitments and When-Issued Securities. The Fund may enter into firm commitment agreements to purchase securities at an agreed-upon price on a specified future date. An amount of cash or marketable securities equal to the Fund's commitment will be deposited in a segregated account at the Fund's custodian bank to secure the Fund's obligation. Although the Fund will generally enter into firm commitments to purchase securities with the intention of actually acquiring the securities for its portfolio (or for delivery pursuant to options contracts it has entered into), the Fund may dispose of a security prior to settlement if Pilgrim deems it advisable to do so. The Fund, by entering into a firm commitment, may realize short-term gains or losses in connection with such sales.

      The Fund may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

      The Fund may also purchase securities on a when-issued or delayed delivery basis. In such transactions, the price is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date, normally within one month. The value of the security on the settlement date may be more or less than the price paid as a result of, among other things, changes in the level of interest rates or other market factors. Accordingly, there is a risk of loss, which is in addition to the risk of decline in the value of the Fund's other assets. The Fund will establish a segregated account with its custodian in which it will maintain cash and marketable securities equal in value to commitments for when-issued or delayed delivery securities. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring them, unless a sale appears desirable for investment reasons.

      Floating or Variable Rate Instruments. The Fund may purchase floating or variable rate bonds, which normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). The Fund would anticipate using these bonds as cash equivalents, pending longer term investment of its funds. Other longer term fixed-rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by the Fund. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since the Fund may retain the bond if interest rates decline. By acquiring these kinds of bonds, the Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

      Futures Transactions -- In General. The Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

      Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

      Successful use of futures by the Fund also is subject to the Manager's or Sub-Adviser's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

      Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC"), the Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

      Index Warrants. Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund was not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. The Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

      Lending Portfolio Securities. The Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to one-third of the value of its total assets, provided that such loans are callable at any time by the Fund and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. The Fund will continue to receive any income on the loaned securities, while simultaneously earning interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee (in the case of collateral in the form of U.S. Government securities).

      There may be risks of delay in recovery of the loaned securities and, in some cases, loss of rights in the collateral should the borrower of the securities fail financially. Loans of portfolio securities will only be made to firms considered by Pilgrim to be creditworthy under guidelines adopted by the Trustees.

      Loan Participations and Assignments. The Fund may invest in loan participations and loan assignments. A Fund's investment in loan participations typically will result in the Fund having a contractual relationship only with the Lender and not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any right of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower.

      When the Fund purchases a loan assignment from Lenders, it will acquire direct rights against the Borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of Fund shares, to meet the Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the Borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for the Fund to value these securities for purposes of calculating its net asset value.

      Options -- In General. The Fund may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period.

      A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by a Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

      There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

      Repurchase Agreements. Repurchase agreements are agreements under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed upon yield. Northstar and the Sub-Advisers will use standards set by the Fund's Trustees in reviewing the creditworthiness of parties to repurchase agreements with the Fund. In addition, no more than an aggregate of 15% of the Fund's net assets, at the time of investment, will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days. In the event of failure of the executing bank or broker-dealer, the Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

      Pursuant to an Exemptive Order under Section 17(d) and Rule 17d-1 obtained by the Northstar Balance Sheet Opportunities Fund on March 5, 1991, the Fund may deposit uninvested cash balances into a single joint account to be used to enter into repurchase agreements.

      As an alternative to using repurchase agreements, the Fund may, from time to time, invest up to 5% of its assets in money market investment companies sponsored by a third party for short-term liquidity purposes. Such investments are subject to the non-fundamental investment limitations described herein.

      Reverse Repurchase Agreements and Dollar Roll Agreements. The Fund may enter into reverse repurchase agreements and dollar roll agreements. Under a reverse repurchase agreement or a dollar roll agreement, a Fund sells securities and agrees to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase or dollar roll agreement, it will establish and maintain a segregated account with its custodian, containing cash, U.S. Government securities, or other liquid assets from its portfolio, having a value not less than the repurchase price (including accrued interest). The Fund does not account for dollar rolls as a borrowing.

      These agreements may involve the risk that the market value of the securities to be repurchased by the Fund may decline below the price at which the Fund is obligated to repurchase. Also, in the event the buyer of securities under a reverse repurchase agreement or a dollar roll agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement or the dollar roll agreement may effectively be restricted pending such a decision.

      Short Sales. The Fund may make short sales "against the box." A short-sale is a transaction in which a party sells a security it does not own in anticipation of decline in the market value of that security. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities, and is often obligated to pay over any accrued interest on such borrowed securities.

      Specific Futures Transactions. The Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

      The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

      The Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

      Specific Options Transactions. The Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

      The Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

      The Fund may purchase cash-settlement options on interest rate swaps, interest rate swaps denominated in foreign currency and equity index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

      Successful use by the Fund of options will be subject to the ability of Northstar to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.

      Zero Coupon Securities. Zero coupon securities are fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accredited over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have a similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. The Fund may invest a portion of its total assets in "zero coupon" Treasury securities, which consist of Treasury bills or stripped interest or principal components of U.S. Treasury bonds or notes.

      Zero coupon Treasury bonds or notes consist of stripped interest or principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. The Fund may also purchase custodial receipts evidencing beneficial ownership of direct interests in component parts of U.S. Treasury bonds or notes held by a bank in a custodian or trust account.

Risks of International Investing

      The Fund may invest in foreign securities as noted in the Prospectus. Investments in foreign securities involve special risks, including currency fluctuations, political or economic instability in the country of issue and the possible imposition of exchange controls or other laws or restrictions. In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than are the prices of securities in U.S. markets. With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities or political or economic developments which could affect the foreign investments of the Fund. Moreover, securities of foreign issuers generally will not be registered with the SEC, and such issuers will generally not be subject to the SEC's reporting requirements. Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Fund than is available concerning U.S.
companies.   Foreign  companies  are  also  generally  not  subject  to  uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the U.S. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. These factors could make foreign investments, especially those in developing countries, more volatile. All of the above issues should be considered before investing in the Fund.

Emerging Markets and Related Risks

      Emerging markets are the capital markets of any country that is generally considered a developing country by the international financial community.
Currently,  these  markets  include,  but are not  limited  to,  the  markets of
Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Jordan, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Portugal, Russia, South Africa, Thailand, Turkey, Venezuela and Zaire. As opportunities to invest in other emerging markets countries develop, the Fund expects to expand and diversify further the countries in which it invests.

      Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund.

      Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy's base, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging markets countries.

      Emerging securities markets typically have substantially less volume than U.S. markets, securities in many of such markets are less liquid, and their prices often are more volatile than securities of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets which the Fund desires to invest in emerging markets may be uninvested. Settlement problems in emerging markets countries also could cause the Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Fund incurring additional costs and delays in the transportation and custody of such securities.

      Additional Information on Foreign Securities. The Fund may invest in securities of foreign issuers. The Fund may invest up to 20% of its net assets in foreign securities, of which 10% of its net assets may be invested in foreign securities that are not listed on a U.S. securities exchange.

      Additional  Information  on  High  Yield  Securities.  The  Balance  Sheet
Opportunities Fund may invest in lower-rated fixed income securities to the extent described in the Prospectus. The lower ratings of certain securities held by the Fund reflects a greater possibility that adverse changes in the financial condition of the issuer or economic conditions in general, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for the securities held by it, the Fund may be unable at times to establish the fair value of such securities. The rating assigned to a security by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Service ("S&P") (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See the Appendix for descriptions of security ratings.

Like those of other fixed income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the Fund's assets. Conversely, during periods of rising interest rates, the value of the Fund's assets will generally decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will effect the Fund's net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although Pilgrim will monitor the investment to determine whether its retention will assist in meeting the Fund's investment objective.

      Certain securities held by the Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Pilgrim places orders for the purchase and sale of the Fund's securities, supervises their execution and negotiates brokerage commissions on behalf of the Fund. It is the practice of Pilgrim to seek the best prices and best execution of orders and to negotiate brokerage commissions that in the Adviser's opinion, are reasonable in relation to the value of the brokerage services provided by the executing broker. Pilgrim seeks to obtain fair commission rates from brokers. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by Pilgrim, the rate is deemed by Pilgrim to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value and payment of such commissions is authorized by Pilgrim after the transaction has been consummated. If Pilgrim more than occasionally differs with the broker's appraisal of opportunity or value, the broker will not be selected to execute trades in the future. Pilgrim believes that the Fund benefits from a securities industry comprised of many and diverse firms and that the long term interest of shareholders of the Funds is best served by its brokerage policies that include paying a fair commission, rather than seeking to exploit its leverage to force the lowest possible commission rate. Over-the-counter purchases and sales are transacted directly with principal market-makers, except in those circumstances where, in the opinion of Pilgrim, better prices and execution are available elsewhere.

In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms, in general, tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff, since the brokers, as a group, tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, the outside research provides Pilgrim with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to Pilgrim and is available for the benefit of other accounts advised by Pilgrim and its affiliates; and not all of this information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value, and, in the opinion of Pilgrim, it does not reduce the Adviser's expenses by a determinable amount. The extent to which Pilgrim makes use of statistical, research and other services furnished by brokers is considered by Pilgrim in the allocation of brokerage business, but there is no formula by which such business is allocated. Pilgrim does so in accordance with its judgment of the best interests of the Fund and its shareholders.

      Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

      In purchasing and selling fixed income securities, it is the policy of the Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While Pilgrim generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available.

The Fund may, under circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer that has provided statistical or other research services to the Fund. By allocating transactions in this manner, Pilgrim is able to supplement its research and analysis with the views and information of other securities firms. During the fiscal years ended December 31, 1998, 1997 and 1996 the Fund paid the total brokerage commissions indicated below, including, commissions to Advest, Inc. ("Advest"), an affiliate of the Fund's former investment adviser.

                 Brokerage Commissions Paid During Fiscal Years
              Ended December 31, 1998, 1997 and 1996 for the Fund

                                                       December 31,
                                            ---------------------------------
                                               1998       1997        1996
                                            ---------- ----------  ----------
Balance Sheet Opportunities Fund             $13,025     81,371      90,283

      A change in securities held in the portfolio of a Fund is known as "Portfolio Turnover" and may involve the payment by a Fund of dealer markups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. The Fund's historical portfolio turnover rates are included in the Financial Highlights tables in the Prospectus. In evaluating the Fund's portfolio turnover rate, you should keep in mind that a 100% annual turnover rate would occur, for example, if all the securities in the portfolio were replaced once in a period of one year. A Fund's portfolio turnover rate may be higher than that described above if a Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of gains that would be taxable to shareholders.

                   SERVICES OF PILGRIM AND THE ADMINISTRATOR

Pursuant to an Investment Advisory Agreement with the Fund, Pilgrim Advisors, Inc. acts as the Investment Adviser to the Fund.

      Pilgrim is an indirect, wholly owned subsidiary of ReliaStar Financial Corp. ("ReliaStar"). On October 29, 1999 Reliastar acquired Pilgrim Investments, an investment adviser to mutual funds and institutional accounts. Pilgrim and Pilgrim Investments share certain resources and investment personnel.

      ReliaStar is a publicly traded holding company whose subsidiaries specialize in the life insurance business. Through ReliaStar Life Insurance Company ("ReliaStar Life") and other subsidiaries, ReliaStar issues and distributes individual life insurance and annuities, group life and health insurance and life and health reinsurance, and provides related investment management services. The address of Pilgrim is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. The address of ReliaStar is 20 Washington Avenue South, Minneapolis, Minnesota 55401.

      Pilgrim charges a fee under the advisory agreement to the Fund, at an annual rate of 0.65% of the Fund's average daily net assets. This fee is accrued daily and payable monthly.

      The Investment Advisory Agreement for the Fund was approved by the trustees of the Fund on March 1, 1995, and by the shareholders of the Fund on June 2, 1995. The Investment Advisory Agreement continues in effect from year to year if specifically approved annually by (a) the Trustees, acting separately on behalf of the Fund, including a majority of the Disinterested Trustees, or (b) a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. The Agreement was last approved on April 30, 1998.

      The Fund's Investment Advisory Agreement may be terminated without payment of any penalty by Pilgrim, the Trustees, or the shareholders of the Fund on not more than 60 days and not less than 30 days prior written notice. Otherwise, the Fund's Investment Advisory Agreement will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the Trustees, or the vote of a majority of the outstanding voting securities of the Fund, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees of the Fund who are not parties to the Investment Agreement or "interested persons" (as defined in the 1940 Act) of any such Party. Such agreement will automatically terminate in the event of its assignment, as defined in Section 2(a)(4) of the 1940 Act.

      Pilgrim Group, Inc. (formerly "Northstar Administrators Corporation") serves as administrator for the Fund, pursuant to an Administrative Services Agreement with the Fund. Subject to the supervision of the Board of Trustees, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Fund's business, except for those services performed by Pilgrim under the Investment Advisory Agreement, the custodian for the Fund under the Custodian Agreement, the transfer agent for the Fund under the Transfer Agency Agreement, and such other service providers as may be retained by the Fund from time to time. The Administrator acts as liaison among these service providers to the Fund. The Administrator is also responsible for ensuring that the Fund operates in compliance with applicable legal requirements and for monitoring Northstar for compliance with requirements under applicable law and with the investment policies and restrictions of the Fund. The Administrator is an affiliate of Pilgrim. The address of the Administrator is: 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

      The Administrative Services Agreement for the Fund was approved by the Trustees of the Fund on March 1, 1995. The agreement was renewed by the Trustees for one year on April 30, 1998, and will continue in effect from year to year thereafter, provided such continuance is approved annually by a majority of the Disinterested Trustees of the Fund.

      The Administrator's fee is accrued daily against the value of the Fund's net assets and is payable by the Fund monthly at an annual rate of 0.10% of the Fund's average daily net assets. In addition, the Administrator charges an annual account fee of $5.00 for each account of beneficial owners of shares in the Fund for providing certain shareholder services and assisting broker-dealer shareholder accounts.

During the fiscal years ended December 31, 1998, 1997 and 1996, respectively, the Fund paid Pilgrim and the Administrator the following investment advisory and administrative fees:

                   Total Advisory and Administrative Fees Paid
                      During Fiscal Year Ended December 31,

                                             1998          1998        1997        1997         1996         1996
                                           Advisory       Admin.     Advisory     Admin.      Advisory      Admin.
                                             Fees          Fees        Fees        Fees         Fees         Fees
                                           --------      --------     -------    --------     --------     --------
Balance Sheet Opportunities Fund(1)       $ 365,125       75,818      398,127     46,191       464,088         0

----------
(1) Does not reflect expense reimbursement of $20,690 for the year ended December 31, 1997 or expense reimbursement of $41,925 for the year ended December 31, 1996.

                                 NET ASSET VALUE

For the Pilgrim Balance Sheet Opportunities Fund, portfolio securities, options and futures contracts and options thereon that are traded on national exchanges or on the NASDAQ System are valued at the last sale or settlement price on the exchange or market where primarily traded or, if none that day, at the mean of the last reported bid and asked prices, using prices as of the close of trading on the applicable exchange or market. Securities and options that are traded in the OTC market (other than on the NASDAQ System) are valued at the mean of the last available bid and asked prices. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers or from a pricing service. Securities (including OTC options) for which market quotations are not readily available and other assets are valued at their fair value as determined by or under the direction of the Trustees. Such fair value may be determined by various methods, including utilizing information furnished by pricing services that determine calculations for such securities using methods based upon, among other things, market transactions for comparable securities and various relationships between securities that are generally recognized as relevant.

      The net asset value of the Fund's shares fluctuates and is determined separately for each class as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), on each business day that the New York Stock Exchange is open. Net asset value per share is computed by determining the value of the Fund's assets (securities held plus cash and other assets, including dividend and interest accrued but not received) less all liabilities of the Fund (including accrued expenses other than class-specific expenses), and dividing the result by the total number of shares outstanding at such time. The specific expenses borne by each class of shares will be deducted from that class and will result in different net asset values and dividends. The net asset value per share of the Class B, Class C and Class T shares of the Fund will generally be lower than that of the Class A shares because of the higher class-specific expenses borne by each of the Class B, Class C and Class T shares. Under normal market conditions, daily prices for securities are obtained from independent pricing services, determined by them in accordance with the registration statement for the Fund. Securities are valued at market value or, if a market quotation is not readily available, at their fair value, determined in good faith under procedures established by and under the supervision of the Trustees. Money market instruments maturing within 60 days are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. See "How Net Asset Value is Determined" in the Prospectus.

                            PURCHASES AND REDEMPTIONS

      Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to a front-end or contingent deferred sales charge. There is no sales charge for qualified persons. "Qualified Persons" are the following: (a) active or retired Trustees, Directors, Officers, Partners or Employees (including immediate family) of (i) Northstar or any of its affiliated companies, (ii) the Fund or any Northstar affiliated investment company or (iii) dealers having a sales agreement with the Underwriter, (b) trustees or custodians of any qualified retirement plan or IRA established for the benefit of a person in (a) above; (c) dealers, brokers or registered investment advisers that have entered into an agreement with the Underwriter providing for the use of shares of the Fund in particular investment products such as "wrap accounts" or other similar managed accounts for the benefit of the clients of such brokers, dealers and registered investment advisers, and (d) pension, profit sharing or other benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Internal Revenue Code (the "Code"), provided that such shares are purchased by an employer-sponsored plan with at least 50 eligible employees and (e) service providers of (i) Pilgrim or any of its affiliated companies or (ii) the Fund or any Pilgrim affiliated investment company and (f) Brandes Investment Partners, L.P. employees, officers and partners. Class A shares of the Fund may be purchased at net asset value, through a dealer, where the amount invested represents redemption proceeds from another open-end fund sold with a sales load and the same or similar investment objective, and provided the following conditions are met: such redemption occurred no more than 60 days prior to the purchase of shares of the Fund, the redeemed shares were held for at least six months prior to redemption, and the proceeds of the redemption are sent directly to Pilgrim or its agent, or maintained in cash or a money market fund. No commissions will be paid to dealers in connection with such purchases. There is also no initial sales charge for "Purchasers" (defined below) if the initial amount invested in the Fund is at least $1,000,000 or the Purchaser signs a $1,000,000 Letter of Intent, as hereinafter defined.

      Reduced Sales Charges on Class A Shares. Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay reduced sales charges. The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of a Fund made at one time by any "Purchaser," which term includes (i) an individual and his/her spouse and their children under the age of 21, (ii) a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including IRAs, pension, profit-sharing or other employee benefit trusts created pursuant to a plan qualified under Section 401 of the Code, a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension Accounts ("SARSEP") and 403(b) and 457 plans, although more than one beneficiary or participant is involved); and (iii) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company. The circumstances under which "Purchasers" may pay reduced sales charges are described in the Prospectus.

      Redemptions. The right to redeem shares may be suspended and payment therefore postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or, if permitted by rules of the SEC, during periods when trading on the Exchange is restricted, during any emergency that makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, but payment will be forwarded immediately upon the funds becoming available. Shareholders will be subject to the applicable deferred sales charge, if any, for their shares at the time of redemption.

      The contingent deferred sales charge will be waived with respect to Class T shares in the following instances: (i) any partial or complete redemption of shares of a shareholder who dies or becomes disabled, so long as the redemption is requested within one year of death or the initial determination of disability; (ii) any partial or complete redemption in connection with distributions under Individual Retirement Accounts ("IRAs") or other qualified retirement plans in connection with a lump sum or other form of distribution following retirement within the meaning of Section 72(t)(2)(A) (iv) or (v) of the Code, disability or death, or after attaining the age of 591/2 in the case of an IRA, Keogh Plan or custodial account pursuant to Section 403(b)(7) of the Code, or on any redemption that results from a taxfree return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or Section 4979(f) of the Code; (iii) redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than $500; (iv) redemptions effected by (A) employees of The Advest Group, Inc. ("AGI") and its subsidiaries, (B) IRAs, Keogh Plans and employee benefit plans for those employees, and (C) spouses and minor children of those employees, so long as orders for shares are placed on behalf of the spouses or children by the employees; (v) redemptions effected by accounts managed by investment advisory subsidiaries of AGI registered under the 1940 Act; and (vi) redemptions in connection with exchanges of Fund Class T shares, including shares of the Class T account of the Money Market Portfolio.

Deferred Sales Charges - Class A and B Shares Purchased Prior to November 1, 1999. Investors who purchased Class A or B shares of the Fund prior to November 1, 1999 are subject to a different contingent deferred sales charge, which applied at the time of the purchase of those shares. With respect to Class A Shares, the following contingent deferred sales charges applies:



Class A Shares
-----------------------------------------------------------------------------------------------
Your investment                    Contingent deferred sales          Period during which
                                   charge on shares sold              contingent deferred sales
                                                                      charge applies
-----------------------------------------------------------------------------------------------
First $1,000,000 to $2,499,999     1.00%                              18 months
-----------------------------------------------------------------------------------------------
$2,500,000 to $4,999,999           0.50%                              18 months
-----------------------------------------------------------------------------------------------
$5,000,000 and over                0.25%                              18 months
-----------------------------------------------------------------------------------------------


With respect to Class B shares, the following contingent deferred sales charge applies:

Class B Shares
------------------------------------------------------------------------
Years after you bought the shares       Contingent deferred sales charge
------------------------------------------------------------------------
1st year                                5.00%
------------------------------------------------------------------------
2nd year                                4.00%
------------------------------------------------------------------------
3rd year                                3.00%
------------------------------------------------------------------------
4th year                                2.00%
------------------------------------------------------------------------
5th year                                2.00%
------------------------------------------------------------------------
After 5th year                           ---
------------------------------------------------------------------------

With respect to shares purchased after November 1, 1999, the contingent deferred sales charges described in the Fund's prospectus apply.


      Exchanges. The following conditions must be met for all exchanges among the Northstar Funds and the Money Market Portfolio: (i) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired Shares will be registered to the same shareholder account as the shares to be surrendered (the "Exchanged Shares"); (iii) the Exchanged Shares must have been held in the shareholder's account for at least 30 days prior to the exchange; (iv) except for exchanges into the Money Market Portfolios, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.

      The Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. The Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least 60 days in advance. It is the policy of Northstar to discourage and prevent frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in the Fund and to reduce administrative expenses borne by the Fund, Northstar reserves the right to reject any exchange request.

      Conversion Feature. Class B and Class T shares of the Fund will automatically convert to Class A shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B or Class T shares, and as a result, will thereafter be subject to the lower distribution fee (but same service fee) under the Class A Rule 12b-1 plan for each Fund.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to so qualify, the Fund must, among other things, (i) derive each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) at the end of each quarter of the taxable year maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers that represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades and businesses. As a regulated investment company, the Fund generally will not be subject to federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed.

      An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund during October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable as if received on December 31 in the year they are declared by the Fund, rather than the year in which they are received.

      The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is a short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is a short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining the gain or loss.

      Certain options, futures contracts and forward contracts in which the Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40 gains or losses"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are treated as sold on such date at fair market value, resulting in unrealized gains or losses being treated as though they were realized.

      Hedging transactions undertaken by the Fund may result in straddles for U.S. federal income tax purposes. The straddle rules may accelerate income to the Fund, defer losses to the Fund, and affect the character of gains (or losses) realized by the Fund. Hedging transactions may increase the amount of short-term capital gains realized by the Fund that is taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the various elections available under the Code with respect to hedging transactions. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected positions will be determined under rules that vary according to the elections made.

      Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

      The Fund will not realize a gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. All or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Fund held the security used to close the short sale. In addition, the Fund's holding period for any security that is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale.

      Investments by the Fund in zero coupon securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income that the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. If the Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligations may be eligible for the deduction for dividends received by corporations. In such event, a portion of the dividends of investment company taxable income received from the Fund by its corporate shareholders may be eligible for this deduction.

      Gains derived by the Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Fund will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues.

      If the Fund invests in stock of certain foreign corporations that generate largely passive investment-type income, or which hold a significant percentage of assets that generate such income (referred to as "passive foreign investment companies" or "PFICs"), these investments would be subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund's share of the PFIC's earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether the Fund actually receives any distributions from the PFIC, investors in the Fund would be required to report certain "excess distributions" from, and any gains from the disposition of stock of, the PFIC as ordinary income. This ordinary income would be allocated ratably to the Fund's holding period for the stock. Any amounts allocated to prior years would be taxable at the highest rate of tax applicable in that year, increased by an interest charge determined as though the amounts were underpayments of tax.

      Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of the fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. Federal income tax liability, subject to limitations. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. If the Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign taxes it pays will reduce its investment company taxable income and distributions by the Fund will be treated as U.S. source income.

      Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to its foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, and options, futures and forward transactions, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund.

      The current position of the Internal Revenue Service (the "IRS") generally is to treat a regulated investment company, such as the Fund, as owning its proportionate share of the income and assets of any partnership in which it is a partner, in applying the 90% qualifying income requirement and the asset diversification requirements that, as described above, the Fund must satisfy to qualify as a regulated investment company under the Code. These requirements may limit the extent to which the Fund may invest in limited partnerships, especially in the case of limited partnerships that do not primarily invest in a diversified portfolio of stocks and securities.

      Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital that is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as a gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

      Upon the sale or other disposition of shares of the Fund, a shareholder may realize a capital gain or loss that will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

      Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund originally acquired with a sales charge are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge paid for the new shares. This rule may be applied to successive acquisitions of shares of stock.

      Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the share, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gains, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.

      Some shareholders may be subject to withholding of U.S. federal income tax on dividends and redemption payments from the Fund ("backup withholding") at the rate of 31%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or by the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

      The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state, local and foreign taxes. Dividends paid by the Fund from income attributable to interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states.

Shareholders should consult their tax advisers regarding the possible exclusion of this portion of their dividends for state and local tax purposes. Non-U.S. investors also should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty).

      Shareholders of Class A, Class B and Class C shares may direct that income dividends and capital gain distributions be paid to them through various options listed in the "How Funds Pay Distributions -- Distribution Options" section of the Funds' current Prospectus. If a shareholder selects either of two such options (that: (a) income dividends be paid in cash and capital gain distributions be paid in additional shares of the same class of the Fund at net asset value; or (b) income dividends and capital gain distributions both be paid in cash), and the dividend/distribution checks cannot be delivered, or, if such checks remain uncashed for six months, the Fund reserves the right to reinvest the dividend or distribution in the shareholder's account at the then-current net asset value and to convert the shareholder's election to automatic reinvestment in shares of the Fund from which the distributions were made. The Fund has received from the IRS, rulings to the effect that (i) the implementation of the multiple class purchase arrangement will not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) that any conversion feature associated with a class of shares does not constitute a taxable event under federal income tax law.

                      UNDERWRITER AND DISTRIBUTION SERVICES

      Pursuant to Underwriting Agreements, Northstar Distributors, Inc. is the Underwriter for the Fund and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. The Underwriter is an affiliate of the Adviser and the Administrator.

      The Underwriting Agreement may be terminated at any time on not less than 60 days written notice, without payment of a penalty, by the Underwriter, by vote of a majority of the outstanding class of voting securities of the Fund, or by vote of a majority of the Trustees of the Fund, who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements. The Underwriting Agreements will terminate automatically in the event of their assignment.

      In addition to the amount paid to dealers pursuant to the sales charge table in the Prospectus, the Underwriter from time to time pays, from its own resources or pursuant to the Fund's distribution plan (discussed below), a bonus or other incentive to dealers (other than the Underwriter) that employ a registered representative who sells a minimum dollar amount of the shares of the Fund during a specific period of time. Dealers may not use sales of any of the Fund's shares to qualify for or participate in such programs to the extent such may be prohibited by a dealer's internal procedures or by the laws of any state or the rules of any self-regulatory organization, such as the National Association of Securities Dealers, Inc. Such bonuses or other incentives take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or other bonuses such as certificates for airline tickets, dining establishments or the cash equivalent of such bonuses. The Underwriter, from time to time, reallows all or a portion of the sales charge on Class A shares, which it normally reallows to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

      The Fund has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (collectively the "Plans"). The Plans permit the Fund to compensate the Underwriter in connection with activities intended to promote the sale of shares of each class of shares of each Fund.

      Pursuant to the Plan for Class A shares, the Fund may compensate the Underwriter in an amount up to 0.30% of average daily net assets of the Fund's Class A shares. Under the Plans for Class B and Class C shares, the Fund may compensate the Underwriter in an amount up to 1.00% of the average daily net assets attributable to the respective class of the Fund. Pursuant to the Plan for Class T shares, the Fund compensates the Underwriter in an amount equal to 0.75% of annual average daily net assets of the Fund's Class T shares. However, the Class T Plan provides for compensation in an amount up to 1.00% of annual average daily net assets. Expenditures by the Underwriter under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting fees and financing expenses incurred in connection with the sale of Class B and Class C shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions that have entered into agreements with the Underwriter in the form of a Dealer Agreement for Northstar Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the

Fund's Prospectus and SAI for distribution to potential investors; and (vii) other activities that are reasonably calculated to result in the sale of shares of the Fund. With respect to the Class T Plan, it is anticipated that all of the payments received by the Underwriter under the Plan will be paid to Advest as compensation for its prior distribution-related and current shareholder servicing-related activities in connection with the Class T Shares.

      A portion of the fees paid to the Underwriter pursuant to the 12b-1 plans not exceeding 0.25% annually of the average daily net assets of the Fund's shares may be paid as compensation for providing services to the Fund's shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee"). In order to receive Service Fees under the Plans, participants must meet such qualifications as are established in the sole discretion of the Underwriter, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting purchases or sales of shares, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

      The Plans are designed to be compensation plans and therefore amounts spent by the distributor in excess of plan limits are not carried over from year to year for reimbursement. The Plans do, however, contemplate that amounts paid to the distributor may compensate it for past distribution efforts without regard to any particular time period.

      If the Plans are terminated in accordance with their terms, the obligations of the Fund to compensate the Underwriter for distribution-related services pursuant to the Plans will cease; however, subject to approval by the Trustees, including a majority of the independent Trustees, the Fund may continue to make payments past the date on which each Plan terminates up to the annual limits set forth in each Plan for the purpose of compensating the Underwriter for services that were incurred during the term of the Plan.

      The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders and that the Plans should result in greater sales and/or fewer redemptions of Fund shares. On a quarterly basis, the Trustees will review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees will conduct an additional, more extensive review annually in determining whether the Plans shall be continued. By their terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees acting separately on behalf of the Fund and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs that a Fund may bear pursuant to the applicable Plan without approval of the shareholders of the affected Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees acting separately on behalf of the Fund, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while each plan is in effect, the selection and nomination of Plan Trustees shall be committed to the discretion of the Plan Trustees. A Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding class of shares of the affected Fund to which the Plan relates.

      During the fiscal year ended December 31, 1998, each class of shares of the Fund paid the following 12b-1 distribution and service fees pursuant to the Distribution Plan for each class:

                                            Class A   Class B  Class C   Class T
                                            -------   -------  -------  --------
      Balance Sheet Opportunities Fund ...  $35,436   $51,908   $8,024  $287,758

      During the fiscal year ended December 31, 1998, expenses incurred by the Distributor (or Advest with respect to Class T Shares prior to June 2, 1995) for certain distribution related activities with respect to each class of shares of the Fund were as follows:

                                                  Balance Sheet Opportunities Fund
                                            ----------------------------------------------
                                            Class A      Class B      Class C      Class T
                                            -------      -------      -------      -------
      EXPENSE
      Salaries/Overrides .................  $35,330       $4,803       $  311       $  --
      Commissions Paid ...................  $  --         $2,667       $  249       $  --
      Marketing/Convention/RMM Expense ...  $34,475       $3,933       $  495       $  --
      Total ..............................  $69,805       $            $1,055       $  --

      For the Fund's fiscal year ended December 31, 1998, the Distributor (or Advest) received the following amounts in sales charges, after reallowance to
Dealers:

                                           Class A   Class B   Class C   Class T
                                           -------   -------   -------   -------
      Balance Sheet Opportunities Fund ...  $1,041   $25,068      $51     $4,574

                              TRUSTEES AND OFFICERS

      The Trustees and principal officers of the Fund and their business affiliations for the past five years are set forth below. Unless otherwise noted, the mailing address of the Trustees and Officers is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

      Paul S. Doherty, Trustee. Age: 64.

      President, Doherty, Wallace, Pillsbury and Murphy, P.C., Attorneys. Director, Tambrands, Inc. Since October 1993, Trustee of the Pilgrim affiliated investment companies.

      Robert B. Goode, Jr., Trustee. Age: 68

      Currently retired. From 1990 to 1991, Chairman of The First Reinsurance Company of Hartford. From 1987 to 1989, President and Director of American Skandia Life Assurance Company. Since October 1993, Trustee of the Northstar affiliated investment companies.

      Alan L. Gosule, Trustee. Age: 58.

      Partner, Rogers & Wells. Director, F.L. Putnam Investment Management Co., Inc. Since June 1995, Trustee of the Pilgrim affiliated investment companies.

      *Mark L. Lipson, Trustee and President. Age: 49.

      Director, Chairman and Chief Executive Officer of Pilgrim and Pilgrim Holdings Corporation. Director and President of Pilgrim Group, Inc. and Pilgrim Funding Inc. and Director, Chairman and Chief Executive Officer of Northstar Distributors, Inc., Trustee and President of the Pilgrim affiliated investment companies since October 1993. Prior to August, 1993, Director, President and Chief Executive Officer of National Securities & Research Corporation and President and Director/Trustee of the National Affiliated Investment Companies and certain of National's subsidiaries.

      Walter H. May, Trustee. Age: 62.

      Currently retired. Former Senior Executive for Piper Jaffrey, Inc. Since January 1996, Trustee of the Pilgrim affiliated investment companies.

      David W.C. Putnam, Trustee. Age: 59.

      President, Clerk and Director of F.L. Putnam Securities Company, Incorporated, F.L. Putnam Investment Management Company, Incorporated, Interstate Power Company, Inc., Trust Realty Corp. and Bow Ridge Mining Co.; Director of Anchor Investment Management Corporation; President and Trustee of Anchor Capital Accumulation Trust, Anchor International Bond Trust, Anchor Gold and Currency Trust, Anchor Resources and Commodities Trust and Anchor Strategic Assets Trust. Since June 1995, Trustee of the Pilgrim affiliated investment companies.

      John R. Smith, Trustee. Age: 75.

      President of New England Fiduciary Company (financial planning) since 1991; Chairman of Massachusetts Educational Financing Authority since 1987; Vice Chairman of Massachusetts Health and Education Authority, from 1970-1991, Financial Vice President of Boston College. Since June 1995, Trustee of Pilgrim investment companies.

      *John G. Turner, Trustee. Age: 59.

      Chairman and Chief Executive Officer of ReliaStar Financial Corporation and ReliaStar Life Insurance Company, ("ReliaStar") since May 1993 and Chairman of other ReliaStar affiliated insurance companies since 1995. Since October 1993, Director of Pilgrim and affiliates. Prior to May 1993, President and Chief Executive Officer of ReliaStar and ReliaStar Life.

      David W. Wallace, Trustee. Age: 74.

      Chairman of Putnam Trust Company, Lone Star Industries and FECO Engineered Systems, Inc. He is also President and Trustee of the Robert R. Young Foundation and Governor of New York Hospital. Director of UMC Electronics and Zurn Industries, Inc. Former Chairman and Chief Executive Officer, Todd Shipyards and Bangor Punta Corporation, and former Chairman and Chief Executive Officer of National Securities & Research Corporation. Since October 1993, Trustee of the Pilgrim affiliated investment companies.

----------
* Deemed to be an "interested person" of the Fund as defined by the 1940 Act.

      James M. Hennessy, Executive Vice President and Secretary. Age: 50.

      Executive Vice President and Secretary (since April 1998), Pilgrim Capital (formerly Express America Holdings Corporation), Pilgrim Group, Pilgrim Securities and Pilgrim Investments; Executive Vice President and Secretary of each of the other Pilgrim Funds. Formerly Senior Vice President, Pilgrim Capital (April 1995 - April 1998); Senior Vice President, Express America Mortgage Corporation (June 1992 - August 1994) and President, Beverly Hills Securities Corp. (January 1990 - June 1992).

      James R. Reis, Executive Vice President and Assistant Secretary. Age: 41.

      Director, Vice Chairman (since December 1994), Executive Vice President (since April 1995), and Director of Structured Finance (since April 1998), Pilgrim Group, Inc. and Pilgrim Investments; Director (since December 1994) and Vice Chairman (since November 1995) of Pilgrim Securities; Executive Vice President, Assistant Secretary and Chief Credit Officer of Pilgrim Prime Rate Trust; Executive Vice President and Assistant Secretary of the Pilgrim Funds. Chief Financial Officer (since December 1993), Vice Chairman and Assistant Secretary (since April 1993) and former President (May 1991 - December 1993), Pilgrim Capital (formerly Express America Holdings Corporation). Presently serves or has served as an officer or director of other affiliates of Pilgrim Capital.

      Michael J. Roland,  Senior Vice President and Principal Financial Officer.
Age: 41.

      Senior Vice President and Chief Financial Officer, Pilgrim Group, Pilgrim Investments and Pilgrim Securities (since June 1998); Senior Vice President and Principal Financial Officer of the Pilgrim Funds. He served in same capacity from January 1995 - April 1997. Formerly, Chief Financial Officer of Endeavor Group (April 1997 to June 1998).

      *Robert W. Stallings,  Chairman,  Chief Executive Officer,  and President.
Age: 50.

      Chairman, Chief Executive Officer and President of Pilgrim Group, Inc. ("Pilgrim Group") (since December 1994); Chairman, Pilgrim Investments, Inc. (since December 1994); Director, Pilgrim Securities, Inc. ("Pilgrim Securities") (since December 1994); Chairman, Chief Executive Officer and President of Pilgrim Bank and Thrift Fund, Inc., Pilgrim Government Securities Income Fund, Inc. and Pilgrim Investment Funds, Inc. (since April 1995). Chairman and Chief Executive Officer of Pilgrim Prime Rate Trust (since April 1995). Chairman and Chief Executive Officer of Pilgrim America Capital Corporation (formerly, Express America Holdings Corporation) ("Pilgrim Capital") (since August 1990).

      Stanley D. Vyner, Executive Vice President. Age: 49.

      President and Chief Executive Officer (since August 1996), Pilgrim Investments; Executive Vice President of most of the Pilgrim Funds (since July
1996). Formerly Chief Executive Officer (November 1993 - December 1995) HSBC Asset Management Americas, Inc., and Chief Executive Officer, and Actuary (May 1986 - October 1993) HSBC Life Assurance Co.

      Pilgrim and Pilgrim Group, Inc. make their personnel available to serve as Officers and "Interested Trustees" of the Pilgrim Funds. All Officers and Interested Trustees of the Funds are compensated by Pilgrim or Pilgrim Group, Inc. Trustees who are not "interested persons" of the Adviser are paid an annual retainer fee of $6,000 for their combined services as Trustees to the Funds and to retail funds sponsored or advised by the Adviser, and a per meeting fee of $1,500 for attendance at each joint meeting of the Pilgrim retail funds. The Funds also reimburse Trustees for expenses incurred by them in connection with such meetings.

      As of December 31, 1998, all Trustees and executive officers of the Fund as a group owned beneficially or of record less than 1% of the outstanding securities of the Fund. To the knowledge of the Fund, as of December 31, 1998, no shareholder owned beneficially or of record more than 5% of the Fund's outstanding shares.

                               Compensation Table
                         Period Ended December 31, 1998

                                        Pension Benefits    Estimated Annual    Total Compensation
                       Compensation    Accrued as Part of     Benefits Upon    from All Funds(18) in
                       from Funds(a)      Fund Expenses        Retirement        Pilgrim Complex(b)
                       -----------------------------------------------------------------------------
Paul S. Doherty ......... 18,344               N/A                  N/A                 20,000

Robert B. Goode, Jr. .... 17,000               N/A                  N/A                 18,500

Alan L. Gosule .......... 18,344               N/A                  N/A                 20,000

Mark L. Lipson ..........      0               N/A                  N/A                      0

Walter H. May ........... 18,344               N/A                  N/A                 20,000

David W.C. Putnam ....... 18,000               N/A                  N/A                 19,500

John R. Smith ........... 18,344               N/A                  N/A                 20,000

John G. Turner ..........      0               N/A                  N/A                      0

David W. Wallace ........ 18,344               N/A                  N/A                 20,000

----------
(a)   See table below for fund specific compensation.

(b) Compensation paid by the Pilgrim Mayflower Trust Funds (formerly the "Northstar Trust Funds"), Northstar Galaxy Trust Funds, Pilgrim MidCap Opportunities Fund (formerly the "Mid-Cap Growth Fund"), Pilgrim SmallCap Opportunities Fund (formerly the "Northstar Special Fund"), Pilgrim Growth Opportunities Fund (formerly the "Northstar Growth Fund"), Pilgrim Government Securities Fund (formerly the "Northstar Government Securities Fund"), Pilgrim High Yield Fund III (formerly the "Northstar High Yield Fund") and Pilgrim Balance Sheet Opportunities (formerly the "Northstar Balance Sheet Opportunities Fund").

                               Individual Fund(1)
                         Fiscal Year Compensation Tables

                           SmallCap                      Growth        Growth +  International    Emerging
                           Opportunities    MidCap     Opportunities    Value       Value         Markets
                           -------------   -------     -------------   --------  -------------    ---------
Paul S. Doherty ........      2,369          308          1,369         1,369        1,369             97
Robert B. Goode, Jr. ...      2,338          308          1,338         1,338        1,338            974
Alan L. Gosule .........      2,369          308          1,369         1,369        1,369            974
Mark L. Lipson .........          0            0              0             0            0              0
Walter H. May ..........      2,369          308          1,369         1,369        1,369            974
David W.C. Putnam ......      2,338          308          1,338         1,338        1,338            974
John R. Smith ..........      2,369          308          1,369         1,369        1,369            974
John G. Turner .........          0            0              0             0            0              0
David W. Wallace .......      2,369          308          1,369         1,369        1,369            974

                                                                  High       High          Balance
                         Income and   Government     High        Total       Total          Sheet
                           Growth     Securities   Yield III    Return II    Return      Opportunities
                         -----------------------------------------------------------------------------
Paul S. Doherty ........    1,369       1,369        1,369      1,369        1,369          1,369
Robert B. Goode, Jr. ...    1,338       1,338        1,338      1,338        1,338          1,338
Alan L. Gosule .........    1,369       1,369        1,369      1,369        1,369          1,369
Mark L. Lipson .........        0           0            0          0            0              0
Walter H. May ..........    1,369       1,369        1,369      1,369        1,369          1,369
David W.C. Putnam ......    1,338       1,338        1,338      1,338        1,338          1,338
John R. Smith ..........    1,369       1,369        1,369      1,369        1,369          1,369
John G. Turner .........        0           0            0          0            0              0
David W. Wallace .......    1,369       1,369        1,369      1,369        1,369          1,369

----------
(1) The Pilgrim Research Enhanced Index Fund (formerly the "Northstar Research Enhanced Index Fund") commenced operations on December 30, 1998.

                                OTHER INFORMATION

      Independent Accountants. PricewaterhouseCoopers LLP has been selected as the independent accountants of the Pilgrim Balance Sheet Opportunities Fund. PricewaterhouseCoopers LLP audits the Fund's annual financial statements and expresses an opinion thereon.

      Custodian. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian, and fund accounting agent for the Fund.

      Transfer Agent. DST Systems, Inc., 210 West 10th Street, 8th Floor, Kansas City, Missouri 64105, acts as the transfer agent for the Fund.

      Reports to Shareholders. The fiscal year of the Fund ends on December 31. The Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

      Organizational  and  Related   Information.   The  Pilgrim  Balance  Sheet
Opportunities Fund (formerly the "Northstar Balance Sheet Opportunities Fund") was organized in 1986.

      The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees.

      Under Massachusetts law, there is a remote possibility that shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of such trust. The Amended and Restated Declaration of Trust for the Fund contains provisions intended to limit such liability and to provide indemnification out of Fund property to any shareholder charged or held personally liable for obligations or liabilities of the Fund solely by reason of being or having been a shareholder of the Fund and not because of such shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

      Year 2000 Compliance. The services provided to the Fund by the Adviser, the Administrator and the Fund's other service providers are dependent on those service providers' computer systems. Many computer software and hardware systems in use today cannot distinguish between the year 2000 and the year 1900 because of the way dates are encoded and calculated (the "Year 2000 Issue"). The failure to make this distinction could have a negative implication on handling securities trades, pricing and account services. The Adviser, the Administrator and the Fund's other service providers are taking steps that each believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that they use. Although there can be no assurances, the Fund believes these steps will be sufficient to avoid any material adverse impact on the Fund. The costs or consequences of incomplete or untimely resolution of the Year 2000 Issue are unknown to the Adviser, Administrator and the Fund's other service providers at this time but could have a material adverse impact on the operations of the Fund and the Adviser, Administrator and the Fund's other service providers. Further, there can be no assurances, that the systems of the companies in which the Fund invests will be timely converted or that the value of such investments will not be adversely affected by Year 2000 Issue.

                             PERFORMANCE INFORMATION

      Performance information for the Fund may be compared in reports and promotional literature to (i) the S&P 500, Dow Jones Industrial Average ("DJIA"), or other unmanaged indices, so that investors may compare the Fund's results to those of a group of unmanaged securities that are widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; (iii) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in the Fund; and (iv) well known monitoring sources of certificates of deposit performance rates, such as Solomon Brothers, Federal Reserve Bulletin, American Bankers and Tower Data/The Wall Street Journal. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.

      In addition, the Fund may, from time to time, include various measures of the Fund's performance, including the current yield, the tax equivalent yield and the average annual total return of shares of the Fund in advertisements, promotional literature or reports to shareholders or prospective investors. Such materials may occasionally cite statistics to reflect the Fund's volatility risk.

      Yield. Quotations of yield for a specific class of shares of the Fund will be based on all investment income attributable to that class earned during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing the net investment income per share of that class earned during the period by the maximum offering price per share on the last day of the month, according to the following formula:

                        Yield = 2[( (a - b)/cd + 1)^6 -1]

      Where:

      a = dividends and interest earned during the period attributable to a specific class of shares

      b = expenses accrued for the period attributable to that class (net of reimbursements)

      c = the average daily number of shares of that class outstanding during the period that were entitled to receive dividends, and

      d = the maximum offering price per share on the last day of the period

      The maximum offering price includes a maximum contingent deferred sales charge of 5% for Class B shares, 1% for Class C shares, and 4% for Class T shares.

      All accrued expenses are taken into account as follows. Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period, including but not limited to expenses under the Fund's distribution plans. Except as noted, the performance results take the contingent deferred sales charge into account.

      The yield for Class A, B, C and T shares of the Fund for the month ended December 31, 1998 was as follows:

                  Class A     Class B    Class C     Class T
                  -------     -------    -------     -------
         `         4.79%       4.24%      4.34%       4.67%

      Average Annual Total Return. Standardized quotations of average annual total return ("Standardized Return") for each class of shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such class of shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula:

                         P(1+T) to the power of n = ERV
      Where:

      P = a hypothetical  initial payment of $1,000

      T = the average annual total return

      n = the number of years, and

      ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

      All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), the deduction of the maximum initial sales load (in the case of Class A shares) and the maximum contingent deferred sales charge applicable to a complete redemption of the investment (in the case of Class B, Class C and Class T shares), and assume that all dividends and distributions are reinvested when paid.

      Non-Standardized Return. In addition to the performance information described above, the Fund may provide total return information that is not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return. Excluding the Fund's sales charge from a total return calculation produces a higher total return figure.

      The following table summarizes the calculation of Average Annual Total Return for Class A, B and C shares of the Balance Sheet Opportunities Fund for the period from commencement of operations of such classes (June 5, 1995) through December 31, 1998, assuming the maximum sales charge HAS been assessed:

               Class of Shares       One Year        Since Inception
               ---------------       --------        ---------------
                  Class A            0.18%              12.86%
                  Class B           -0.36%              13.23%
                  Class C            3.58%              13.61%

      The following table summarizes the calculation of Average Annual Total Return for Class A, B and C shares of the Balance Sheet Opportunities Fund for the period from commencement of operations of such classes (June 5, 1995) through December 31, 1998, assuming the maximum sales charge HAS NOT been assessed:

               Class of Shares       One Year        Since Inception
               ---------------       --------        ---------------
                  Class A            5.19%              14.42%
                  Class B            4.38%              13.62%
                  Class C            4.53%              13.61%

      The following table summarizes the calculation of Average Annual Total Return for Class T shares of the Balance Sheet Opportunities Fund for the periods indicated through December 31, 1998, assuming the maximum sales charge HAS been assessed:
                                                      Since
                 One Year   Five Years  Ten Years   Inception(3)
                 --------   ----------  ---------   ------------
                   0.83%      11.09%      11.61%      10.34%

      The following table summarizes the calculation of Average Annual Total Return for Class T shares of the Balance Sheet Opportunities Fund for the periods indicated through December 31, 1998, assuming the maximum sales charge HAS NOT been assessed:

                                                      Since
                 One Year   Five Years  Ten Years   Inception(3)
                 --------   ----------  ---------   ------------
                   4.64%      11.09%      11.61%      10.34%

----------
(3)  The inception date for Class T shares was February 3, 1986.

      The Fund may quote its performance in various ways, using various types of comparisons to market indices, other funds or investment alternatives, or to general increases in the cost of living. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share prices and total returns fluctuate in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.

      Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. These editorials or articles may include quotations of performance from other sources, such as Lipper or Morningstar. Sources for Fund performance information and articles about the Fund may include the following: Banxquote, Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Consumer Digest, Financial World, Forbes, Fortune, IBC/Donoghues's Money Fund Report, Ibbotson Associates, Inc., Investment Company Data, Inc., Investor's Daily, Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, Money, Mutual Fund Values, The New York Times, Personal Investing News, Personal Investor, Success, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Services.

      When comparing yield, total return and investment risk of shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. Government. Money market mutual funds may seek to offer a fixed price per share.

      The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representative of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest, and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

                              FINANCIAL STATEMENTS

      The audited financial statements of the Balance Sheet Opportunities Fund as of and for the year ended December 31, 1998 and the report of the independent accountants, PricewaterhouseCoopers LLP, with respect to such financial statements are hereby incorporated herein by reference to the Annual Report to Shareholders of the Northstar Funds for the year ended December 31, 1998. Please note that the names of the Northstar Funds were changed to the Pilgrim Funds effective November 1, 1999.

                                    APPENDIX


Description  of Moody's  Investors  Service,  Inc.  ("Moody's")  Corporate  Bond
Ratings

      Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

      A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Standard & Poor's Corporation's ("S&P") Corporate Debt Ratings

      AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

      A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB -- Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

      BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures and adverse conditions.

      CI -- The rating CI is reserved for income bonds on which no interest is being paid.

      D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      Plus (+) or Minus (-) -- The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


                                      A-2